abrdn Funds
(the "Trust")

abrdn Emerging Markets Sustainable Leaders Fund (the "Fund")

Supplement dated March 15, 2024 to the Fund's
Summary Prospectus, Prospectus and Statement of Additional Information (the "SAI"),
each dated February 29, 2024, as supplemented to date

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and SAI for the Fund, a series of the Trust, dated February 29, 2024.

On March 13, 2024, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization relating to the reorganization (the "Reorganization") of the Fund into the abrdn Emerging Markets ex-China Fund (the "Acquiring Fund"), a series of the Trust.

The Fund's investment adviser, abrdn Inc. ("abrdn"), proposed the Reorganization, in part, because of the Fund's decrease in asset size and increased distribution opportunities available to the Acquiring Fund. abrdn also serves as investment adviser to the Acquiring Fund.

The Reorganization does not require approval by shareholders of the Fund. A combined information statement and prospectus describing the proposed Reorganization in more detail will be mailed to shareholders of the Fund prior to the Reorganization. In the Reorganization, each shareholder of the Fund will become a shareholder of the Acquiring Fund and will receive, on a tax-free basis, shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. Shareholders of each class of the Fund will receive each corresponding class's shares in the Acquiring Fund. A Fund shareholder who does not wish to become a shareholder of the Acquiring Fund may redeem shares of the Fund at any time prior to the Reorganization.

It is expected that the Reorganization will be completed in the second quarter of 2024.

Please retain this Supplement for future reference.